                                               Registration No. 33-____________

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        THE REYNOLDS AND REYNOLDS COMPANY
             (Exact name of registrant as specified in its charter)

           OHIO                                         31-0421120
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                    Identification No.)

                   115 SOUTH LUDLOW STREET, DAYTON, OHIO 45402
               (Address of Principal Executive Offices) (Zip code)

                        THE REYNOLDS AND REYNOLDS COMPANY
                             STOCK OPTION PLAN - 1995
                            (Full title of the Plan)

                             ADAM M. LUTYNSKI, ESQ.
                          GENERAL COUNSEL AND SECRETARY
                         THE REYNOLDS AND REYNOLDS COMPANY
                   115 SOUTH LUDLOW STREET, DAYTON, OHIO 45402
                     (Name and address of agent for service)

                                 (513) 443-2000
           (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE
                        --------------------------------
- -----------------------------------------------------------------------------------------------------------------------
                                          Proposed               Proposed
Title of                                  maximum                 maximum
securities              Amount           offering                aggregate                Amount of
to be                   to be              price                 offering                 registra-
registered           registered          per unit*                price*                  tion fee*
- ----------           ----------          ---------                -------                 ---------

Class A               995,390              $26.6875            $26,564,470.62           $9,160.16
Common
Shares,
$.625 par
value

- -----------------------------------------------------------------------------------------------------------------------

         *Pursuant to Rule 457(h), the registration fee is computed upon the basis of the average of the high and low prices of the registrant's Class A Common Shares, $0.625 par value, on the New York Stock Exchange Composite Index on September 20, 1996 as reported in THE WALL STREET JOURNAL.

                                     PART II
                                     -------

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
               --------------------------------------------------

Item 3.    Incorporation of Documents by Reference.
- -------

         The following documents are incorporated herein by reference:

         (a) The Registrant's Annual Report on Form 10-K (including financial statements together with the report of independent auditors thereon) for the fiscal year ended September 30, 1995 (File Number 0-132).

         (b)(1) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1995 (File Number 0-132).

         (b)(2) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1996 (File Number 0-132).

         (b)(3) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1996 (File Number 0-132).

         (b)(4) The Registrant's Current Report on Form 8-K filed June 3, 1996 (File No. 0-132).

         (b)(5) The Registrant's Amendment No. 1 to Current Report on Form 8-K filed August 2, 1996 (File Number 0-132).

         (c)(1) The "Description of Registrant's Securities to be Registered" on pages 2 and 3 of the Registrant's Registration Statement on Form 8-A which became effective on January 12, 1989 (File No. 1-10147).

         (c)(2) The "Description of Registrant's Securities to be Registered" on pages 2 through 6 of the Registrant's Registration Statement on Form 8-A which was filed on May 8, 1991 (File No. 1-10147).

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 6.  Indemnification of Directors and Officers
- -------

         Pursuant to Section 1701.13(E) of the Ohio Revised Code, the Registrant is permitted to indemnify any director, officer, employee or agent of the Registrant against costs and expenses incurred in connection with any action, suit or proceeding brought against any such person by reason of his having served the Registrant in such capacity, provided that he meets certain "good faith" tests provided by law, and provided further that, with respect to suits brought on behalf of the Registrant, he is not adjudged to be liable for negligence or misconduct unless the relevant court finds indemnification to be nevertheless appropriate in view of all the circumstances. The statute also provides that in the event an officer or director has been successful on the merits in defense of any such action, suit or proceeding, such officer or director shall be indemnified by the Registrant against actual and reasonable expenses in connection therewith.

         Article Ninth of the Registrant's Amended Articles of Incorporation provides that, as more specifically set forth in the Registrant's Consolidated Code of Regulations, the Registrant may provide to any director, officer, other employee or agent of the Registrant or any person who serves at the request of the Registrant as a director, trustee, other employee or agent of another corporation, partnership, joint venture, trust or other enterprise, the maximum indemnification permitted under Section 1701.13(E) of the Ohio Revised Code, including amendments thereto, or any comparable provisions of any future Ohio statute.

         Paragraph B of Section 1 of Article IX of the Registrant's Consolidated Code of Regulations provides for indemnification of directors, officers and employees of the Registrant, and persons who, at the request of the Registrant, act as a director, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses actually and reasonably incurred in connection with any action as to which he was or is or may be made a party by reason of his acting in such capacity, involving a matter as to which it shall be determined, as provided therein, that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal matter or proceeding, in addition, that he had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the case of an action by or in the right of the Registrant to procure a judgment in its favor, no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged liable for negligence or misconduct in the performance of his duty to the Registrant unless, and only to the extent that, the Court of Common Pleas or other court where such action was brought shall determine such indemnification to be proper.

Item 8.  Exhibits
- -------

         See Exhibit Index on page 5.

Item 9.  Undertakings
- -------
         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act of
                                    1933;

                           (ii) To reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                           Provided, however, that paragraphs (a)(1)(i) and
                           (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dayton, State of Ohio, on September 25, 1996.

                                       THE REYNOLDS AND REYNOLDS COMPANY

                                       By      /s/ David R. Holmes
                                         --------------------------------------
                                         David R. Holmes, Chairman of the Board,
                                         President and Chief Executive Officer
                                         (Principal Executive Officer)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David R. Holmes and Adam M. Lutynski, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all future amendments to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and things and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated.

/S/ DAVID R. HOLMES                                                                 September 25, 1996
- ------------------------------------------------------------------------
David R. Holmes, Chairman of the Board, President
and Chief Executive Officer (Principal Executive Officer) and Director

/S/ DALE L. MEDFORD                                                                 September 25, 1996
- ------------------------------------------------------------------------
Dale L. Medford, Vice President, Corporate Finance
and Chief Financial Officer (Principal Financial and Accounting Officer) and Director

/S/ JOSEPH N. BAUSMAN                                                               September 25, 1996
- ------------------------------------------------------------------------
Joseph N. Bausman, President, Automotive Systems Division and Director

/S/  DR. DAVID E. FRY                                                               September 25, 1996
- ------------------------------------------------------------------------
Dr. David E. Fry, Director

/S/ RICHARD H. GRANT, III                                                           September 25, 1996
- ------------------------------------------------------------------------
Richard H. Grant, III, Director

/S/ ROBERT C. NEVIN                                                                 September 25, 1996
- ------------------------------------------------------------------------
Robert C. Nevin, President, Business Systems Division and Director

/S/ KENNETH W. THIELE                                                               September 25, 1996
- ------------------------------------------------------------------------
Kenneth W. Thiele, Director

/S/ MARTIN D. WALKER                                                                September 25, 1996
- ------------------------------------------------------------------------
Martin D. Walker, Director

                                                                              4

                                  EXHIBIT INDEX
                                  -------------

Document
- --------

 (4)(a) Specimen Certificate for Class A Common Shares ($.625 par value) of the Registrant Incorporated by reference to Exhibit (4)(c) to the Registrant's Registration Statement On Form S-8 filed with the Securities and Exchange Commission on March 4, 1992 (Registration Statement No. 33-46222).

 (4)(b) Amended and Restated Articles of Incorporation of the Registrant, incorporated by Reference to Exhibit A to the Registrant's definitive proxy statement dated January 5, 1995, and filed with the Securities and Exchange Commission.

 (4)(c) Consolidated Code of Regulations of the Registrant, incorporated by reference to Exhibit B to the Registrant's definitive proxy statement dated January 8, 1990, and filed with the Securities and Exchange Commission.

 (4)(d)                     Shareholder Rights Plan incorporated by reference to
                            Exhibit 1 to the Registrant's Form 8-A (File No. 1-10147), which was adopted on May 6, 1991, and filed with the Securities And Exchange Commission on May 8, 1991.

 (5) Opinion of Coolidge, Wall, Womsley & Lombard regarding legality of securities*


 (15)                       Letter re: unaudited interim financial information*


 (23)(a)                    Consent of Deloitte & Touche LLP, Independent
                            Auditors*


 (23)(b) Consent of Coolidge, Wall, Womsley & Lombard (incorporated by reference to Exhibit 5 hereto)

 (24)                       Inapplicable

 (99)                       Inapplicable

* Filed herein